EQUIPMENT LEASE


THIS LICENSE AGREEMENT is made and entered into this 31st day of March, 1995, by and between Fleming Companies,Inc., an Oklahoma corporation ("Fleming'), and American Consumers, Inc. ("Retailer").


     In consideration of the mutual terms and provisions contained herein, Fleming and Retailer agree as follows:


     1. Lease of Equipment. Fleming hereby leases to Retailer the equipment ("Equipment") described in any Lease Schedule now or hereafter attached to this Lease in accordance with the terms, conditions and provisions of this lease and all Lease Schedules now or in the future attached hereto. A Lease Schedule shall become a part of this lease only when signed by both Retailer and Fleming. The rent payable by Retailer to Fleming (the "Rent") shall be the amount specified in each Lease Schedule for the Equipment described therein. The term of this lease (the "Term") shall also be as specified in each Lease Schedule with respect to the Equipment described therein.

     2. Other Terms. The terms, conditions and provisions attached hereto are incorporated by references and are a part of this lease.

				   Mike Richardson
FLEMING COMPANIES, INC.            ---------------------------
				       (RETAILER'S NAME)

    s/ Tina Baker                     s/ Michael A. Richardson
By -----------------------         By ------------------------
	(Signature)                            (Signature)


    Lead Accountant                   President
   -----------------------            ------------------------
	(Title)                                 (Title)


Address:                                Address:

					American Consumers, Inc.
6301 Waterford Blvd.                    418 Battlefield Drive
Oklahoma City, Oklahoma 73118           Fort Oglethorpe, Ga.  30742


PERSONAL GUARANTY

     The undersigned hereby jointly and severally, unconditionally and absolutely guarantee the due and punctual performance by Retailer of all of its obligations under the above and foregoing Equipment Lease. This Guaranty may be enforced without first having recourse to the undersigned. The liability under this Guaranty shall not be released, diminished, impaired, reduced or affected by: (i) the taking or accepting of any other security or guaranty; (ii) any release, surrender, exchange, subordination or loss of any security at any time existing in connection with the performance of the Equipment Lease; or (iii) any partial release of the liability of the undersigned hereunder. The undersigned agree that this Guaranty may be enforced directly against the undersigned without the joinder of any other party or parties and without first having sought relief against any other party or parties. This Guaranty shall be governed by, and construed in accordance with the laws of the State of Oklahoma.

     IN WITNESS WHEREOF, the undersigned have executed this Guaranty contemporaneously with the Equipment Lease.



- ------------------------------
(Signature of Guarantor)



- ------------------------------
(Signature of Guarantor)

		      TERMS AND CONDITIONS

1.  TERM

     The Term of this lease shown on the Lease Schedule shall begin on the date Retailer is notified that the Equipment is installed and ready to use. Acceptance of the Equipment by Retailer shall be deemed to have been given ten (10) days after delivery of the Equipment. This lease shall automatically be extended at the end of the initial Term at Lessor's weekly rentals then in effect (subject to annual adjustment as provided herein) unless, at least sixty (60) days prior to the expiration of the original term or any renewal term, Retailer or Fleming gives written notice to the other party to terminate this lease at the expiration of the then-current term. Each extension shall be for a period of (1) year.

2.  PRICES

     The Rent and prices shown on the Lease Schedule and all shipments made hereunder are F.O.B. Retailer's store designated on the Lease Schedule. All transporation, rigging, installation, insurance and other costs of delivery of the Equipment to and from Retailer's store shall be paid by Fleming. Rent and prices do not include applicable federal, state or local taxes, which shall be paid by Retailer.

     Rent also includes installation and initial training charges, cost of maintenance provided under this lease (subject to adjustment as provided hereafter), Fleming support described herein, and, if the Equipment includes scanning equipment, host support as provided herein. To the extent Rent includes cost of maintenance, such costs may be adjusted annually by Fleming upon at least thirty (30) days prior written notice to Retailer. At the time of adjustment, if any, Fleming shall recalculate the weekly rentals payable and notify Retailer of the adjustment amount. The weekly Rental will be included in the statement sent to Retailer by Fleming division servicing Retailer.


3.  DELIVERY AND INSTALLATION

     Fleming will arrange for delivery of the Equipment on or about the date given to Retailer by Fleming after receipt and acceptance by Fleming of a Lease Schedule from Retailer. Fleming shall not be responsible for delays in delivery which are beyond Fleming's reasonable control. Retailer shall undertake, at it's own expense, to prepare and make available the installation site for each unit of the Equipment. Retailer shall designate one qualified employee and one alternate as Retailer's main point of contact regarding delivery, installation, training and maintenance. After delivery, Fleming shall install or cause to be installed the Equipment.


4.  LOCATION OF EQUIPMENT

     All Equipment shall be kept and used only at the location specified in the Lease Schedule. Fleming may, subject to its sole discretion and approval upon at least thirty (30) days prior written request from Retailer, submitted to Fleming's corporate headquarters in Oklahoma City, Oklahoma, arrange for the Equipment to be installed at another location owned and operated by Retailer and serviced by Fleming, provided that there shall be no interruption of the weekly Rent hereunder. Any relocation of the equipment may result in a change in maintenance charges, as determined by Fleming. The effective date of such change shall be the date of installation and re-installation in such amounts as are determined by Fleming shall be paid by Retailer.


5.  RISK OF LOSS AND INSURANCE

     During the Term, Retailer shall take good care of the Equipment. Retailer shall be solely responsible for any loss of or damage to the Equipment, except loss or damage caused solely by the negligence of Fleming, its agents or representatives. Retailer, at its own expense, shall insure the Equipment against all risks with nationally recognized financially responsible insurers in amounts not less than the fair market replacement value of the Equipment. Retailer shall maintain public liability and property damage insurance satisfactory to Fleming. Retailer shall provide to Fleming satisfactory evidence of any insurance so maintained, upon request. All such insurance so maintained shall provide for thirty (30) days' prior written notice to Fleming of any cancellation or reduction of coverage, shall insure the interest of Fleming and Retailer in the Equipment, and shall provide for payment of all Insurance proceeds to Fleming and Retailer as their respective interests may appear.


6.  TITLE

     All equipment is owned by Fleming or is being leased by Fleming from another company that owns such equipment. Retailer will not pledge, mortgage, grant a security interest in, encumber or attempt in any other manner to dispose of the Equipment or to permit any liens or legal process to be incurred or levied on the Equipment. Fleming may inspect the Equipment at Retailer's premises during regular business hours. Retailer will not permit the Equipment or any part thereof to become fixtures or a part of Retailer's store premises (other than as leased personal property).


7.  DEFAULT AND REPOSSESSION

     If Retailer defaults in making any payment hereunder or in performing any other obligation required to be performed by Retailer hereunder or in any other agreement between Retailer and Fleming, then Fleming may terminate this lease and repossess the Equipment. Fleming may in such event, in addition to any other remedies available to Fleming hereunder or at law or in equity, enter Retailer's premises for purposes of repossession; Retailer hereby consents to such entry.

     Also on default by Retailer, all Rent and other amounts which would be payable for the remainder of the Term shall immediately become due and payable. If it becomes necessary for Fleming to employ the services of a collection agency or an attorney by reason of Retailer's delinquency in paying Rent or any other default under this lease, Retailer shall pay reasonable charges, fees and expenses of such collection agency or attorney to Fleming on demand. A default by Retailer under this lease may be deemed by Fleming to be a default under any and all other agreements, contracts and leases between Fleming or any other of its affiliated companies and Retailer.

8.   SUPPORT

     During the Term, Fleming shall provide support to Retailer, which will include initial training and a help desk.

9.   CONDITION OF EQUIPMENT

     Equipment and parts may, at Fleming's option, be either new or refurbished. All parts that are replaced by parts provided by Fleming or manufacturer shall be the property of Fleming.

10.  MAINTENANCE

     Maintenance shall be provided by Fleming at charges and on terms established by Fleming. Maintenance provided as a result of any of the following conditions shall be subject to additional charges for labor, travel expense and parts: alterations to the Equipment which are not authorized in writing by Fleming; damage resulting from accident, neglect, power surge or failure, or operating environment not in conformance with the specifications of Fleming or the manufacturer for electric power, air quality, humidity or temperature; or events other than normal wear and tear or defects in design, material or workmanship. Maintenance services shall commence on the date of acceptance.

11.  WARRANTY

     Fleming warrants that the Equipment when installed, will be in good working order. THIS CONSTITUTES THE SOLE WARRANTY MADE BY FLEMING, EITHER EXPRESS OR IMPLIED, SUCH WARRANTY BEING EXTENDED ONLY TO RETAILER AS ORIGINAL LEASEE. THERE ARE NO OTHER WARRANTIES, EXPRESSED OR IMPLIED, WHICH EXTEND BEYOND THE FACE HEREOF, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. FLEMING ALSO DISCLAIMS ANY WARRANTIES AGAINST INFRINGEMENT, IT BEING UNDERSTOOD THAT THE EQUIPMENT IS NOT MANUFACTURED OR MADE BY FLEMING. IN NO EVENT SHALL FLEMING OR ITS ASSIGNS BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES INCLUDING, WITHOUT LIMITATION, RETAILER'S LOST PROFITS. RETAILER'S REMEDIES SHALL BE LIMITED TO RETURN OF EQUIPMENT AND REFUND BY FLEMING OF RENTALS PAID DURING THE TIME THE EQUIPMENT IS INOPERABLE OR TO REPAIR OR REPLACEMENT OF ANY DEFECTIVE OR NONCONFORMING UNITS OR PARTS.

12.  PROPRIETARY INFORMATION

     Retailer agrees that any information, whether or not protected by patent, which is identified as being proprietary to Fleming or manufacturer and which is given to Retailer pursuant to Fleming's performance under this lease, shall be treated by Retailer as being proprietary to Fleming or manufacturer and shall not be disclosed to any third party without the prior written consent of Fleming. Any maintenance manuals which may be supplied by Retailer are and contain proprietary information. Retailer agrees not to reproduce, provide or otherwise make available any of Fleming's or manufacturer's proprietary information in any form to any person other than those employees of Retailer at the location of the Equipment who have a need to know consistent with Retailer's authorized use of such information. Retailer will take appropriate action by instruction, agreement or otherwise with its employees and other persons permitted access to such proprietary information to satisfy its obligations under this provision with respect to the use, copying, security and protection of any proprietary information.

13.  SOFTWARE

     Any software in any form supplied to Retailer by Fleming is proprietary information and shall be treated as such. Any such software is supplied by way of license under a separate agreement and not by sale and shall remain the property of Fleming. Unless Retailer obtains prior written consent from Fleming, Retailer shall not use any such software on any equipment that is not provided by Fleming.

14.  INDEMNITY

     Except for the gross negligence of Fleming, Retailer indemnifies Fleming against, and holds Fleming harmless from any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities at law or in equity, including reasonable attorney fees, arising out of, connected with or resulting from this lease or the Equipment including, without limitation, the manufacture (including strict liability), selection, purchase, delivery, possession, condition, use operation or return thereof. Retailer's obligations hereunder will survive the termination of this lease with respect to acts or events occurring or alleged to have occurred prior to the return of the Equipment to Fleming.

15.  DESIGNATION OF OWNERSHIP

     If at any time during the Term Fleming supplies Retailer with labels, plates or other markings stating that the Equipment is owned by Fleming or another company, Retailer shall affix and keep them prominently displayed on the Equipment.

16.  GOVERNING LAW

     This lease and any Lease Schedule shall be governed by, and construed in accordance with, the laws of the State of Oklahoma, including the Oklahoma Uniform Commercial Code. All rights of Fleming hereunder are cumulative and in addition to any rights Fleming may have at law or in equity.

17.  WAIVERS

     Each shipment made pursuant to any Lease Schedule shall be treated as a separate transaction. In the event of default by Retailer, Fleming may decline to make any further shipments without in any way affecting its rights under this lease. If, despite any default by Retailer, Fleming elects to continue to make shipments, its actions shall not constitute a waiver of any default by Retailer or in any other way affect Fleming's legal remedies for any such default.

18.  SEVERABILITY

     If any provision of this lease is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provision shall in no way be affected or impaired thereby.

19.  NOTICES; AMENDMENTS

	All notices, requests, demands or other communications required or permitted to be given hereunder shall be in writing and shall be directed to Fleming or Retailer at their respective addresses set forth herein unless otherwise specified in writing. No amendment, waiver or other modification of this lease may be made in any manner other than in writing. No notice, amendment, waiver or other modification shall be effective against Fleming unless it is signed by Fleming.

20.  ACCEPTANCE AND AGREEMENT

     This lease and any Lease Schedule are accepted by Fleming at its corporate offices in Oklahoma City, Oklahoma.

21.  FORCE MAJEURE

     Fleming shall not be liable for any failure or delay in delivery, installation, furnishing of materials or labor by reason of an act of God, war, civil disturbance, strike, labor disturbance, storm, fire, flood, transportation contingencies, material or labor shortage, law, regulation, act or order of any government or any agency or official thereof, or any other causes not within its control.

22.  ASSIGNMENT

     RETAILER MAY NOT ASSIGN THIS LEASE OR ANY LEASE SCHEDULE, OR ENCUMBER THE EQUIPMENT, WITHOUT THE PRIOR WRITTEN CONSENT OF FLEMING. Any attempt by Retailer to assign its rights, duties or obligations which arise under this lease or any Lease Schedule without Fleming's prior written consent shall be void. Fleming may assign or otherwise transfer any of its interests under this lease or any Lease Schedule without notice to, or the consent of, Retailer. If any Lease Schedule is so assigned or transferred, Retailer agrees to (a) pay all amounts under the applicable Lease Schedule to the assignee or transferee, notwithstanding any defense, setoff or counterclaim Retailer may have against Fleming or such assignee or transferee, (b) not require such assignee or transferee to perform any of Fleming's obligations under the applicable Lease Schedule unless expressly assumed in writing by such assignee or transferee, and (c) execute such acknowledgments concerning such assignments or transfers as may be requested by Fleming. Retailer further agrees that such assignee or transferee shall be entitled to all of Fleming's rights under the applicable Lease Schedule. RETAILER ACKNOWLEDGES THAT ANY ASSIGNMENT OR TRANSFER BY FLEMING SHALL NOT MATERIALLY CHANGE RETAILER'S OBLIGATIONS UNDER THE ASSIGNED LEASE SCHEDULE.

23.  HEADINGS

     The headings used in this lease are used for convenience only and are not to be used to interpret this lease.

24.  MASTER LEASE

     This is a master lease. The terms of any Lease Schedule entered into pursuant to this lease are and will be subject to all terms, conditions and provisions of this lease. Each Lease Schedule shall be considered a separate and enforceable lease, incorporating all of the terms, conditions and provisions of this lease. In the event of a conflict between this lease and any Lease Schedule, the Lease Schedule shall control, but only with respect to the Equipment identified therein.

25.  BUSINESS USE

     Retailer acknowledges that Retailer is leasing the Equipment primarily for business use, and not for personal, household or family purposes.

26.  TRUE LEASE

     Fleming and Retailer intend this lease and any Lease Schedules to be true leases and Retailer hereby authorizes Fleming to file financial statements to give public notice of this lease and any Lease Schedule. If this lease or any Lease
Schedule is deemed by a court of competent jurisdiction to be a lease intended for security, Retailer grants Fleming a purchase money security interest in the Equipment and all attachments, accessories, additions, substitutions, products, replacements and proceeds therefrom (collectively "Collateral"). Retailer agrees to execute such financing statements or other documents as Fleming deems necessary to perfect or protect Fleming's security interests in the Collateral.

27.  ENTIRE AGREEMENT

     This lease and all applicable Lease Schedules constitute the entire understanding and agreement between the parties with respect to the subject matter hereof, superseding all prior agreements, negotiations, materials, correspondence or contracts relating to the subject matter hereof.

28.  COUNTERPARTS

     Fleming and Retailer agree that only one counterpart of a Lease Schedule shall be marked "Original," and all other counterparts shall be marked as, and shall be, duplicates. To the extent that any Lease Schedule constitutes chattel paper (as defined by the Uniform Commercial Code in effect in theapplicable jurisdiction), no security interest in such Lease Schedule may be created through the transfer or possession of any counterpart other than the original.

NOTE TO SEC: Due to the voluminous nature of the documents, the Lease Schedules associated with this agreement have been omitted. The registrant hereby undertakes to provide copies of such schedules separately upon request of the Commission's staff.

				   LICENSE NO. B1634-00
					       --------

		       MASTER LICENSE AGREEMENT

THIS LICENSE AGREEMENT is made and entered into this 31st day of March 1995, by and between Fleming Companies, Inc., an Oklahoma corporation ("Fleming"), and American Consumers, Inc.
("Retailer").

     In consideration of the mutual terms and provisions contained herein, Fleming and Retailer agree as follows:

     1. GRANT OF LICENSE. Fleming hereby grants to Retailer a nonexclusive and nontransferable right and license to use the programs, materials and documentation (the "Licensed Programs and Materials") described in any License Schedule now or hereafter attached to this License Agreement in accordance with the terms, conditions and provisions of this License Agreement and all License Schedules now or in the future attached hereto. A License Schedule shall become a part of this License Agreement only when signed by both Retailer and Fleming. This license fees payable by Retailer to Fleming (the "License Fees") shall be the amount specified in each License Schedule for the Licensed Programs and Materials described therein.

     2. OTHER TERMS. The terms, conditions and provisions attach hereto are incorporated by reference and are a part of this License Agreement.

					Mike Richardson
				  -------------------------------
FLEMING COMPANIES, INC.                 (RETAILER'S NAME)


    s/Tina Baker                         s/Michael A. Richardson
By ________________________          By _________________________
     (Signature)                            (Signature)


    Lead Accountant                      President
   _________________________             ________________________
     (Title)                                 (Title)


Address:                               Address:
				       American Consumers, Inc.
6301 Waterford Blvd.                   418 Battlefield Drive
Oklahoma City, Oklahoma 23118          Fort Oglethorpe, GA 30742



PERSONAL GUARANTY

     The undersigned hereby jointly and severally, unconditionally and absolutely guarantee the due and punctual performance by Retailer of all of its obligations under the above and foregoing Equipment Lease. This Guaranty may be enforced without first having recourse to the undersigned. The liability under this Guaranty shall not be released, diminished, impaired, reduced of affected by: (i) the taking or accepting of any other security of guaranty; (ii) any release, surrender, exchange, subordination or loss of any security at any time existing in connection with the performance of the Equipment Lease; or (iii) any partial release of the liability of the undersigned hereunder. The undersigned agree that this Guaranty may be enforced directly against the undersigned without the joinder of any other party or parties and without first having sought relief against any other party or parties. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Oklahoma.

     IN WITNESS WHEREOF, the undersigned have executed this Guaranty contemporaneously with the Equipment Lease.




_________________________________
(Signature of Guarantor)



_________________________________
(Signature of Guarantor)

		      TERMS AND CONDITIONS

1.  TERM.

     The term of the license shown on the License Schedule shall commence on the date Retailer is notified that the Licensed Programs and Materials are installed and ready for use. Acceptance of the Licenses Programs and Materials by Retailer shall be deemed to have been given ten (10) days' after delivery of the Licensed Programs and Materials.


2.  LICENSE FEES

     Retailer shall pay Fleming the License Fees in the amounts set forth in the License Schedule. The License Fees include installation, initial training and support desk. Retailer will be responsible for any taxes applicable to the Licensed Programs and Materials, including any applicable sales, use, or personal property taxes, excluding only taxes on Fleming's net income. To the extent the License Fees include costs of maintenance, such costs may be adjusted annually by Fleming upon at least thirty
(30) days prior written notice to Retailer. At the time of adjustment, if any, Fleming shall recalculate the License Fees payable and notify Retailer of the adjusted amount. The License Fees will be included in the statement sent to Retailer by the Fleming division servicing Retailer.


3.  DELIVERY AND INSTALLATION

     Fleming will arrange for delivery of the Licensed Programs and Materials on or about the date set forth in the License Schedule. Delivery dates are approximate. Fleming shall not be liable for delays in delivery which are beyond Fleming's reasonable control. Upon delivery, Retailer shall assume all risk of loss and damage to the Licensed Programs and Materials. If the Licensed Programs and Materials or any portion are lost or damaged while in Retailer's possession, replacement copies may be obtained from Fleming at its rates then in effect. Retailer shall designate one qualified employee and one alternate as Retailer's main point of contact regarding delivery, installation, training, and maintenance. After delivery, Fleming shall install the Licensed Programs and Materials.


4.  RESTRICTIONS ON USE

     (a) Retailer's use of the Licensed Programs and Materials is limited to installation and use on the equipment at the location specified in the License Schedule. Retailer may not transfer the Licensed Programs and Materials to other equipment or to another location without Fleming's prior written consent. Any relocation may result in a change in maintenance charges, as determined by Fleming. The effective date of such charge shall be the date of installation at the new location. In addition, the cost of de-installation and re-installation in such amounts as are determined by Fleming shall be paid by Retailer.

     (b) Retailer shall not copy or reproduce any part of the Licensed Programs and Materials. Additional copies of documentation may be obtained at Fleming's rates then in effect. This license includes only binary and/or object versions of the Licensed Programs and Materials; the source code is not included.

     (c) Retailer may not assign, sublicense, or otherwise transfer its rights under this Agreement. Any attempted assignment, sublicense, or transfer shall be void. Use of the Licensed Programs and Materials is restricted to Retailer. Retailer shall use the Licensed Programs and Materials only to process its own data and only for its internal operations. Retailer shall not resell or transfer any results obtained from the Licensed Programs and Materials to any other person or entity.

     (d) With respect to Licensed Programs and Materials utilized with equipment leased to Retailer by Fleming, the license granted herein will terminate simultaneously with the termination of the lease for such equipment.


5.  OWNERSHIP AND CONFIDENTIALITY

     Retailer's rights in the Licensed Programs and Materials are only those of a licensee. Retailer agrees to use the Licensed Programs and Materials only in accordance with this Agreement. Retailer shall protect and maintain the confidentiality of the Licensed Programs and Materials. Retailer shall maintain records of the location of all copies of any part of the Licensed Programs and Materials and shall take appropriate action, whether by instruction, agreement, or otherwise, with its employees to ensure the confidentiality and security of the Licensed Programs and Materials. Retailer will promptly notify Fleming of any unauthorized access to the Licensed Programs and Materials. Retailer shall not modify or attempt to recreate any source code from the Licensed Programs and Materials. If any of the provisions of this paragraph are violated, Fleming may, in addition to any other right or remedy available to Fleming, terminate this Agreement immediately and without notice. In such event, Fleming shall have no obligation to return or otherwise account to Retailer for Licenses Fees or other amounts paid by Retailer before termination. Fleming may also seek injunctive relief to enforce this paragraph.


6.  DEFAULT AND TERMINATION

     If Retailer defaults in making any payment hereunder or in performing any other obligation required to be performed by Retailer hereunder or in any other agreement between Retailer and Fleming or any of its affiliated companies, then Fleming may terminate this Agreement and the license granted hereunder. On termination of the license for any reason, Fleming may, in addition to any other remedies available to Fleming under this Agreement or at law or in equity, enter Retailer's premises for purposes of repossession; Retailer hereby consents to such entry.
A default by Retailer under this Agreement may be deemed by Fleming to be a default under any and all other agreements, contracts and leases between Fleming and Retailer. Upon termination for any reason, Retailer shall make no further use of the Licensed Programs and Materials and shall return to Fleming everything supplied to Retailer hereunder. Additionally, Retailer shall provide a written certification to Fleming that this provision has been satisfied.

7.  PROGRAM MAINTENANCE SERVICES AND TRAINING

     During the term, Fleming shall obtain required maintenance services for Retailer from third parties at additional expense to Retailer. Also, Fleming will provide help desk services to Retailer. Maintenance and help desk services shall terminate with respect to any unit of the Licensed Programs and Materials simultaneously with termination of this Agreement with respect to such unit. Maintenance services provided as a result of any of the following conditions shall be subject to additional charges for labor or travel expense: alterations to the Licensed
Programs and Materials which are not authorized in writing by Fleming; damage resulting from accident, neglect, power surge or failure, or operating environment not in conformance with the specifications of Fleming or the manufacturer for electric power, air quality, humidity or temperature; or events other than normal wear and tear or defects in design, material or workmanship. Fleming shall make a reasonable effort to correct material defects confirmed by it, but does not guarantee service results or represent or warrant that all software defects will be corrected. Maintenance and help desk services shall commence on the date of acceptance.

8.  WARRANTY

     Fleming warrants that it has the right to grant this license to the Licensed Programs and Materials. THIS CONSTITUTES THE SOLE WARRANTY MADE BY FLEMING, EITHER EXPRESS OR IMPLIED, SUCH WARRANTY BEING EXTENDED ONLY TO RETAILER AS ORIGINAL LICENSEE. THERE ARE NO OTHER WARRANTIES, EXPRESSED OR IMPLIED, WHICH EXTEND BEYOND THE FACE HEREOF, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL FLEMING OR ITS ASSIGNS BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES INCLUDING, WITHOUT LIMITATION, RETAILER'S LOST PROFITS. RETAILER'S REMEDIES SHALL BE LIMITED TO REPAIR OR REPLACEMENT OF ANY DEFECTIVE OR NONCONFORMING COMPONENTS OF THE LICENSED PROGRAMS AND MATERIALS.


9.  RETAILER RESPONSIBILITY

     Retailer shall be exclusively responsible for (i) establishing adequate backup plans based on alternate procedures to protect against the possibility of loss due to a Licensed Programs and Materials malfunction, and (ii) implementing sufficient procedures and checkpoints to satisfy its requirements for accuracy of input and output, as well as restart and recovery in the event of a malfunction.


10.  INDEMNITY

     Except for the gross negligence of Fleming, Retailer indemnifies Fleming against and holds Fleming harmless from any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities at law or in equity, including reasonable attorney fees, arising out of, connected with or resulting from this license or the Licensed Programs and Materials including, without limitation, the manufacture (including strict liability), selection, purchase, delivery, possession, condition, use, operation or return thereof. Retailer's obligations hereunder will survive the termination of this Agreement with respect to acts or events occurring or alleged to have occurred prior to the return of the Licensed Programs and Materials to Fleming.

11. GOVERNING LAW

     This Agreement and any License Schedule shall be governed by, and construed in accordance with, the laws of the State of Oklahoma. All rights of Fleming hereunder are cumulative and in addition to any rights Fleming may have at law or in equity.

12.  WAIVERS

     Each shipment made pursuant to any License Schedule shall be treated as a separate transaction. In the event of default by Retailer, Fleming may decline to make any further shipments without in any way affecting its rights under this Agreement.

13.  SEVERABILITY

     If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

14.  NOTICES; AMENDMENTS

     All notices, requests, demands or other communications required or permitted to be given hereunder shall be in writing and shall be directed to Fleming or Retailer at their respective addresses set forth herein unless otherwise specified in writing. No amendment, waiver or other modification of this Agreement may be made in any manner other than in writing. No notice, amendment, waiver or other modification shall be effective against Fleming unless it is signed by Fleming.

15.  ACCEPTANCE AND AGREEMENT

     This Agreement and any License Schedule are accepted by Fleming at is corporate offices in Oklahoma City, Oklahoma.

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16.  FORCE MAJEURE

     Fleming shall not be liable for any failure or delay in delivery, installation, furnishing or materials or labor by reason of an act of God, war, civil disturbance, strike, labor disturbance, storm, fire, flood, transportation contingencies, material or labor shortage, law, regulation, act or order of any government or any agency or official thereof, or any other causes not within its control.

17.  ASSIGNMENT

     Retailer may not assign this license or encumber the Licensed Programs and Materials without the prior written consent of Fleming. Any attempt to assign any rights, duties or obligations which arise under this Agreement without such written consent shall be void.

18.  HEADINGS

     The headings used in this Agreement are for convenience only and not to be used to interpret this Agreement.

19.  MASTER LICENSE

     This is a master license. The terms of any License Schedule entered into pursuant to this Agreement are and will be subject to all terms, conditions and provisions of this Agreement. Each License Schedule shall be considered a separate and enforceable license, incorporating all of the terms, conditions and provisions of this Agreement. In the event of a conflict between this Agreement and any License Schedule, the License Schedule shall control, but only with respect to the Licensed Programs and Materials identified therein.

20.  LICENSE AS SUBLICENSE

     Retailer understands that certain of the Licensed Programs and Materials are licensed to Fleming by third parties and are being sublicensed to Retailer by Fleming. In such cases, this agreement establishes a sublicense, and the rights and license granted to Retailer are subject in all respects to the terms of the license granted to Fleming.

21.  ENTIRE AGREEMENT

     This Agreement and all applicable License Schedules constitute the entire understanding and agreement between the parties with respect to the subject matter hereof, superseding all prior agreements, negotiations, materials, correspondence or contracts relating to the subject matter hereof.


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NOTE TO SEC:  Due to the voluminous nature of the documents, the
License Schedules associated with this agreement have been omitted. The registrant hereby undertakes to provide copies of such schedules separately upon request of the Commission's staff.